UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 24, 2005
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-2)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.  Other Events

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2005, Commission File Number 1-10777), are incorporated by reference in this Current Report on Form 8-K, registration statement (No. 333-109722) of the registrant, and in the Prospectus Supplement of the registrant relating to Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2005-2.

Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits



Item 601 (a)
of Regulation S-K
Exhibit No.                        Description
------------------                 -----------

 EX-23 Consent of KPMG LLP, independent registered public accounting firm of Ambac Assurance Corporation and subsidiaries in connection with Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2005-2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 24, 2005

                               INDEX TO EXHIBITS


Exhibit No.                        Description
------------------                 -----------

 EX-23 Consent of KPMG LLP, independent registered public accounting firm of Ambac Assurance Corporation and subsidiaries in connection with Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2005-2.